Exhibit 99.2

ETHZILLA INVESTING IN PRIVATE ASSET MARKET PLACE TOKENIZED REAL - WORLD ASSETS STRUCTURED CREDIT PRIVATE EQUITY October 23, 2025

ETHZILLA

Liquidity.io

WHAT IS LIQUIDITY.IO?

All-in-One Market Exchange Platform

- Liquidity.io is a marketplace for investors and issuers to trade private assets
- Ethereum L2 based Tokenized Real-World Assets
- Ethereum L2 based Private Equity
- Ethereum L2 based Structured Credit

Regulatory Compliance

- SEC Regulated Alternative Trading System License (ATS)
- FINRA-registered broker-dealer
- Transfer Agent
- Multi Party Computation (MPC) custody (in regulatory approval process)
- Compliance distribution secured by Simplici.io KYC/KYB accreditation across 230 countries



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The confluence of Private Markets. Where Wall Street meets Digital.
Liquid
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liquidity.io

#2

ETHZILLA

Liquidity.io
simplici

DEAL STRUCTURE

Investment Terms	Strategic Rationale

Investment Terms

- ETHZilla is purchasing **15% of parent company of Liquidity.io at a $100mm valuation**
- ETHZilla invested **$5mm cash** & issued **$10mm of restricted ETHZ common shares** to parent company of Liquidity.io
- ETHZilla has **exclusive right to list Ethereum L2 Tokens** on the Exchange
- ETHZilla to take **one of three board seats** at Liquidity.io
- **Right of first refusal (ROFR) to acquire additional equity** in future funding rounds

Strategic Rationale

- Secures exclusive access to a regulated exchange, accelerating ETHZilla's tokenization + compliance strategy and establishing a competitive moat
- Enables ETHZilla to leverage Liquidity.io's ATS to convert future ETHZilla-issued tokenized RWAs into compliant, tradable instruments with both primary and secondary market liquidity.
- Compliance distribution engine secured, providing bank-grade KYC/KYB, onboarding, and workflow automation, accelerating onboarding and enterprise adoption.

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# 4 LIQUIDITY.IO PROJECTED FINANCIAL PERFORMANCE 1 # Liquidity.io’s operating cash flow to turn positive in 2026 with revenue from platform adoption # ETHZilla to partner with Liquidity.io to manage budget and accelerate Liquidity.io’s revenue # Liquidity.io revenue to scale rapidly in 2026 with R.F. Lafferty VC Cross partnership & implementation of trading pre - IPO securities - 11,716 39,093 2025 2026 2027 Revenue (8,263) 1,098 22,168 2025 2026 2027 Operating CF Revenue ($000s) Operating Cash Flow ($000s) 1. See slide #12 for disclaimers regarding financial projections

ETHZILLA

STRATEGIC ALIGNMENT WITH ETHZILLA

Where Liquidity.io Accelerates ETHZilla:

- **Distribution & liquidity:** An in-house ATS turns ETHZilla's tokenized assets into tradable, compliant instruments with primary + secondary liquidity.
- **Institutional onboarding at scale:** Removes KYC/KYB friction for funds, banks, and corporates—reducing CAC/time-to-revenue.
- **Regulatory Compliance:** Liquidity.io's FINRA/SEC status & Transfer Agent role reduce dependence on third parties; dovetails with industry guidance on digital asset securities and ATS operations.
- **Alignment with ETHZilla roadmap:** Matches ETHZilla strategy of ETH + L2 yield + on-chain credit/Real World Assets with compliant rails to list, custody, settle, and distribute tokens to the public.

ETHZilla Strategic Flywheel


ETH
L2 Yield
Tokenize Assets
List on Liquidity.io ATS
L2 Collateral
Stablecoin / Deposit-Token Settlement

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# 6 PARTNERSHIP EXPANDS REACH AND MARKET VERTICALS Primary Verticals # Banks # Consumer Lenders # Fund Managers # FinTech Lenders # Aerospace # Financial Institutions # Insurance Companies # Private Equity Secondary Funds # Mutual Funds # FinTech Companies # Accredited Retail Investors # Crypto & Exchanges # Government Entities Real - World Assets # Equipment # Commercial Real Estate # Natural Resources Securitized Debt # Government Backed Loans # Auto Loans # Credit Card Loans # Consumer Finance Private Capital # Private Equity # Pre - IPO Equity # Private REITs Core Verticals Key Customer Segments X

# 7 MARKET OPPORTUNITY 1 2 4 6 8 11 16 2024 2025 2026 2027 2028 2029 2030 # Global Financial Institutional adoption is accelerating + BlackRock launched BUIDL tokenized fund + Galaxy Digital launched GalaxyOne + Franklin Templeton developed Benji Technology + JPMorgan developed Kinexys Blockchain # Regulatory Clarity through U.S. GENIUS Act and EU frameworks accelerating institutional adoption and regulation # Efficiency Gains: Instant Settlement, Fractional ownership, programmable yield distribution. # DeFi Integration: Tokenized Real - World Assets on L2s will be real collateral in the ETH Ecosystem Growth Drivers USD in Trillions Source: BCG, ADDX Tokenization of Global Assets Market ($T)

# 8 CURRENT MARKET CHALLENGES Limited Access # Demand for alternative investments is perpetual but there is no centralized marketplace for liquidity # Pre - IPO securities are difficult to trade without established marketplaces Investor Challenges # No liquidity & limited exits # Deal flow controlled & priced by issuers # Little price discovery, wide spreads and long transaction times Issuer Challenges # Lack of distribution due to fractured channels leads to fewer capital resources # High capital formation fees # Poor liquidity for investors leads them to look elsewhere for opportunity Fragmented Market Structure Limits Access, Liquidity, and Growth for Issuers and Investors

# 9 LIQUIDITY.IO AS A SOLUTION # Buy & sell fractional interests through one compliant marketplace built for institutional - grade access & liquidity. # Complete KYC, KYB, AML, & e - signatures in minutes. # Investors, issuers, & brokers can join instantly – fully verified & regulation ready. # Licensed brokers can directly syndicate deals. # Monitor performance & automate compliance through unified broker dashboards. # Launch compliant campaigns, reach verified investors, & measure engagement from central dashboard. Access to Private Secondaries, Structured Credit, Real - World Assets, & Digital Assets Marketing Tools for Issuers Brokers & RIA’s Onboarded Amplify Distribution Seamless, Compliant Onboarding in Minutes

# 10 BENEFITS ACROSS STAKEHOLDERS Investor # Better price discovery, lower fees, more liquidity # Expanded offerings # Access to assets normally reserved for institutions # Frictionless onboarding with quick funding Issuer # Global distribution and greater liquidity # No - code APIs digitize into private portfolios into tradeable SPVs within hours # Expansive distribution network # Reduces capital formation fees Investment Bank/Broker # Transaction Slice: Commissions in perpetuity for registered participants who list assets & transact on behalf of clients

# 11 PARTNERSHIP WITH R.F. LAFFERTY & CO. R.F. Lafferty has partnered with Liquidity.io as exclusive online exchange # Exclusive Trading Exchange for the largest broker dealer in Pre IPO Equity # Trade shares in some of the largest private companies in the world on the exchange # Opportunity to Tokenize Private shares in pre - IPO companies on L2s # Opportunity to Tokenize Public Shares that trade on US Exchanges

DISCLAIMERS AND FORWARD-LOOKING STATEMENT

Certain of the matters discussed in this Presentation which are not statements of historical fact constitute forward-looking statements within the meaning of the securities laws, including the Private Securities Litigation Reform Act of 1995, that involve a number of risks and uncertainties. Words such as "strategy," "expects," "continues," "plans," "anticipates," "believes," "would," "will," "estimates," "intends," "projects," "goals," "targets" and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements. Any statements made in this Presentation other than those of historical fact, about an action, event or development, are forward-looking statements. The important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the expected benefits of the partnership with Satschel, Inc. (owner of liquidity.io), plans regarding such relationship, and the timing and outcome thereof. Forward-looking statements are subject to numerous risks and uncertainties, many of which are beyond ETHZilla Corporation's (the "Company's") control, and actual results may differ materially. Applicable risks and uncertainties include, among others, the timing, amount, and sources of funding for the Company's stock repurchase program and the possibility that repurchases may not occur as expected; the Company's capitalization, resources, ownership structure, future performance, and growth; the ability to execute business plans, including continued ETH purchases and the Company's digital asset treasury strategy, yield strategies, and participation in DeFi protocols; the risk that anticipated benefits from previously disclosed private placements, convertible note sales, and related transactions may not materialize; fluctuations in ETH prices affecting accounting and financial reporting; government regulation of cryptocurrencies and changes in securities laws; market, financial, political, and regulatory conditions; risks related to the outstanding convertible notes and an OTC facility, including repayment, covenants, dilution, and security interests associated therewith; risks related to the Company's ATM offering, including potential downward pressure on the Company's stock price; the volatility of Ether and other cryptocurrencies and the correlation of the Company's stock price to digital asset values; increased competition; legal, regulatory, and technical uncertainties regarding digital assets; tax treatment of crypto assets in the U.S. and abroad; potential litigation, including intellectual property disputes; global economic and geopolitical developments; and the ability to access future financing, including potential dilution caused thereby, as well as those risks and uncertainties identified and those identified under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, as well as the supplemental risk factors and other information the Company has or may file with the SEC, including those disclosed under Item 8.01 of the Current Reports on Form 8-K (and 8-K/A) filed by the Company with the SEC on July 30, 2025, August 11, 2025, August 25, 2025 and September 22, 2025.

Readers are cautioned not to place undue reliance on these statements. The forward-looking statements in this Presentation speak only as of the date of this document, and the Company undertakes no obligation to update any forward-looking statements except as required by law.

This Presentation has been prepared by the Company, with market information provided by various third-party sources, none of which has been commissioned by the Company. The Company has not independently verified any of the third-party information contained herein and makes no representations or warranties as to the accuracy or completeness thereof.

The information set forth herein does not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, nor will there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction.

The financial projections (the "Projections") included herein were prepared by Satschel in good faith using information believed to be reasonable, all of which is subject to change. The Projections are based on numerous assumptions, including realization of the operating strategy of Satschel; industry performance; no material adverse changes in applicable legislation or regulations, or the administration thereof, or generally accepted accounting principles; general business and economic conditions; economic, competitive, and general business conditions prevailing at the time the Projections were developed; retention of key management and other key employees; absence of material contingent or unliquidated litigation, indemnity, or other claims; no changes in economic output and local and global economies; lack of recessions and depressions; and other matters, many of which will be beyond the control of Satschel. Any future changes in these conditions, may materially impact the ability of Satschel to achieve the financial results set forth in the Projections.

Additionally, to the extent that the assumptions inherent in the Projections are based upon future business decisions and objectives, they are subject to change. Although the Projections are presented with numerical specificity and are based on reasonable expectations developed by Satschel's management or advisors, the assumptions and estimates underlying the Projections are subject to significant business, economic, and competitive uncertainties and contingencies. Accordingly, the Projections are only estimates and are necessarily speculative in nature. It is expected that some or all of the assumptions in the Projections will not be realized and that actual results will vary from the Projections. Such variations may be material and may increase over time. In light of the foregoing, readers are cautioned not to place undue reliance on the Projections. The projected financial information contained herein should not be regarded as a representation or warranty by Satschel, its management, advisors, or any other person that the Projections can or will be achieved. We caution that the Projections are speculative in nature and based upon subjective decisions and assumptions. Since the Projections cover multiple years, such information by its nature becomes less meaningful and reliable with each successive year. As a result, the Projections should not be relied on as necessarily predictive of actual future events.

Such Projections have been prepared by Satschel's management and no accountants or independent registered accounting firms have audited, examined, compiled or performed any procedures with respect to any of the Projections.

ETHZILLA

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APPENDIX

# 14 DESKTOP & MOBILE TRADING - LIQUIDITY.IO

# 15 CAPITAL MARKETS INFRASTRUCTURE – LIQUIDITY.IO

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